UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2026

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 8, 2026, The Nasdaq Stock Market LLC (“Nasdaq”) Office of General Counsel notified BioAtla, Inc. (the “Company”) that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) has called for review Nasdaq’s February 6, 2026, decision (the “Delist Determination”) to suspend trading in the Company’s securities effective upon the open of the market on February 10, 2026, and ultimately delist the Company’s securities from, Nasdaq. In rendering its decision, the Listing Council also determined to stay any such suspension and delisting action pending the outcome of the Listing Council’s review. Accordingly, the Company’s common stock will continue to trade on Nasdaq during the Listing Council review process. It is the Company’s understanding that the Listing Council review process may take several weeks to a few months to complete.

As previously disclosed in the Current Report on Form 8-K filed by the Company on February 6, 2026, the Company received notice on February 6, 2026 that Nasdaq had determined to suspend trading in the Company’s securities effective February 10, 2026, based upon (i) the Company’s non-compliance with the $1.00 bid price requirement under Nasdaq Listing Rule 5550(a)(2) and (ii) the Company’s failure to demonstrate compliance with the $2.5 million stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1), the latter notwithstanding the Company’s prior compliance with the alternative threshold of $35 million in market value of listed securities under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”) for 69 consecutive trading days. The Company believes that Nasdaq’s delay in the consideration and confirmation of the Company’s compliance status, its subsequent failure to issue a determination that the Company had evidenced compliance with the MVLS Rule as well as Nasdaq’s recent decision to covertly overturn longstanding Nasdaq policy regarding the use of super-voting stock to obtain shareholder approval for a reverse stock split, has caused and will cause irreparable harm to the Company. Accordingly, immediately upon receipt of the Delist Determination, the Company requested that the Listing Council call for immediate review the Delist Determination and stay any suspension or delisting action pending completion of the Listing Council’s review. While the Nasdaq Office of General Counsel initially refused to accept the Company’s request, after further correspondence with Nasdaq counsel, the Company was notified that the Listing Council, pursuant to its regular review process and in its sole discretion, had determined to call the matter for review.

The Company can provide no assurance that the Listing Council’s review will result in the continued listing of the Company’s common stock on Nasdaq after the outcome of such review.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements. All statements other than statements of historical facts contained herein, including, but not limited to, statements the Company makes regarding the timing of and the possible results from the review by the Listing Council are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the Company’s ability to continue as a going concern and that it will need additional funding to continue development of its CAB technology platform and its CAB product candidates; the risk that preliminary or interim clinical results may not be indicative of results from later cohorts or larger populations; potential delays in clinical and preclinical trials; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, or regulatory approval dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; whether regulatory authorities will be satisfied with the design of and results from the clinical studies or take favorable regulatory actions based on results from the clinical studies; the Company’s dependence on the success of its CAB technology platform; its ability to enroll patients in its ongoing and future clinical trials; the successful selection and prioritization of assets to focus development on selected product candidates and indications; the Company’s ability to form collaborations and partnerships with third parties and the success of such collaborations and partnerships; the Company’s reliance on third parties for the manufacture and supply of its product candidates for clinical trials; the Company’s reliance on third parties to conduct its clinical trials and some aspects of its research and preclinical testing; and potential adverse impacts due to geopolitical or macroeconomic events outside of its control, including health epidemics or pandemics. For a description of additional risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the risk factors set forth in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2025 and subsequent filings with the SEC. Any forward-looking statements contained in this Current Report speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date: February 9, 2026	By:	/s/ Richard A. Waldron
Richard A. Waldron Chief Financial Officer